Note 14 - Net Loss Per Common Share	6 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Earnings Per Share [Text Block]
Note 14. Net Loss Per Common Share

Basic and diluted net loss per share has been calculated by dividing net loss by the weighted average number of common shares outstanding during the period. For the three and six months ended June 30, 2016 and 2015, the following common stock equivalents were excluded from the computation of diluted net loss per common share because they were anti-dilutive. The exercise or issuance of these common stock equivalents outstanding at June 30, 2016 and 2015 would dilute earnings per share if the Company becomes profitable in the future.

	As of June 30,
	2016	2015
Stock options	294,892	185,602
Warrants	952,500	142,500
Total	1,247,392	328,102